UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 4, 2016
__________

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue 12th Floor (Address of principal executive offices)	10171 (Zip code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Genco Shipping & Trading (the “Company”) plans to hold its annual meeting of shareholders (the “2016 Annual Meeting”) on May 18, 2016 at a time and location to be determined.  The record date for the 2016 Annual Meeting has been set as the close of business on March 21, 2016.

Because the date of the 2016 Annual Meeting has been changed by more than 30 days from the anniversary of the Company’s 2015 annual meeting of shareholders, the deadline for the submission of proposals by shareholders for inclusion in the Company’s proxy materials relating to the 2016 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, will be the close of business on March 21, 2016, which the Company believes is a reasonable time before it expects to begin to print and send its proxy materials. Any proposal received after such date will be considered untimely.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: March 4, 2016

/s/ Apostolos Zafolias
Apostolos Zafolias
Chief Financial Officer